SECURED PROMISSORY NOTE

in the principal amount of

up to $4,750,000.00

BY

WN TRUCK STOP, LLC

TO

SBL CAPITAL FUNDING LLC

February 20, 2008

SECURED PROMISSORY NOTE

Up to $4,750,000.00                                                                                                                                                                                               February 20, 2008
                                                                         Dallas, Texas

FOR VALUE RECEIVED, WN TRUCK STOP, LLC, a Texas limited liability company having its principal place of business at 3001 Knox Street, Suite 403, Dallas, Texas 75205 (the "Borrower"), promises to pay to SBL CAPITAL FUNDING LLC, a New Jersey limited liability company having an address at 350 West Passaic Street, 4`'' Floor, Rochelle Park, NJ 07662 (hereinafter referred to, together with each subsequent lender(s) hereof, as "Lender"), at the above address, or at such other place as Lender may designate in writing, the principal sum of up to FOUR MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS and NO CENTS ($4,750,000.00) (the "Principal Sum"), with interest computed on that amount of the Principal Sum advanced under that certain Loan Facility Agreement by and between Borrower and Lender, dated as of the date hereof (the "Loan Facility Agreement"), from the date hereof until maturity, whether on the Maturity Date (as hereinafter defined), by acceleration, or otherwise, at the rate equal to the greater of (i) Fourteen and 50/100 (14.50%) percent per annum, or (ii) Eight Hundred (800) basis points above the current `Prime Rate" as published in the Wall Street Journal, adjustable with each change of the Prime Rate during the term of this Note (the "Interest Rate"), and thereafter at the Default Rate (as hereinafter defined), together with any costs, expenses and attorneys' fees incurred by Lender pursuant to the provisions hereof.

1.           Promissory Note. This Secured Promissory Note ("Note") is secured by, among other things, that certain Deed of Trust and Security Agreement of even date herewith (the "Deed of Trust") granted by Borrower, pursuant to which Borrower has pledged to Lender its property located in the County of Hill, State of Texas, and known as 101 Cornelius Road, Hill County, Texas, as further described in the Deed of Trust (the "Property") and by certain other documents executed by Borrower and other third parties as additional security for the repayment of the sums due under the Note and Deed of Trust (the "Loan Documents").

2.           Payments. The Principal Sum and interest thereon is and shall be payable as follows:

(a) On February 20, 2008, all interest due for the period commencing on the date hereof through and including February 29, 2008 and (b) commencing April 1, 2008, and on the first day of each and everymonth thereafter through and including February 28, 2009, (such date, or such earlier date on which Lender accelerates payment of the indebtedness evidenced hereby pursuant to the provisions hereof or of any of Loan Documents as such term is defined in the Deed of Trust) being herein referred to as the "Maturity Date", monthly payments, in arrears, of interest only on the unpaid balance of the Principal Sum as advanced under the Loan Facility Agreement, and continuing monthly until the Maturity Date. On the Maturity Date, whether by acceleration, prepayment, or otherwise, the outstanding balance of the Principal Sum, together with accrued and unpaid interest and any other amounts due and payable to the Lender hereunder, under the Deed of Trust or the Loan Documents, shall be paid in full. Interest shall for all purposes hereunder be calculated on the basis of a three hundred sixty (360) day year and charged on the basis of a three hundred sixty-five (365) or three hundred sixty-six (366) day year counting the actual number of days elapsed.

Borrower shall pay to Lender, on the Maturity Date, time being of the essence, in addition to the entire Principal Sum then remaining unpaid and all accrued and unpaid interest thereon, the sum of NINETY-FIVE THOUSAND DOLLARS and 00/100 CENTS ($95,000.00) (the `Exit Fee"). Notwithstanding anything to the contrary set forth herein, if the Borrower prepays the Principal Sum in whole or in part prior to the Maturity Date, such payment shall be accompanied by a portion of the Exit Fee equal to Two (2.0%) percent of the Principal Sum prepaid by the Borrower, however, the total Exit Fee for the period of this Note ending on the Maturity Date shall be no greater or no less than the aggregate sum of $95,000.00.

Upon the occurrence of an Event of Default, as defined by the Mortgage and this Note, which remains uncured, the Exit Fee shall be immediately due and payable as liquidated damages and become part of the indebtedness as defined in the Mortgage. The Exit Fee is in addition, and not in lieu or combination, of the Prepayment Premium set forth in paragraph 3 herein, with the intent that the sums due and payable for the Exit Fee and the Prepayment Premium shall be separate.

Such Exit Fee shall be paid whether the prepayment is voluntary or involuntary, including any prepayment affected by the acceleration provisions contained in the Note or the Loan Documents. Provided, however, if such Exit Fee constitutes interest under applicable law, the amount of such Exit Fee will be reduced to an amount which, when added to all other amounts which constitute interest under applicable law, will not exceed the maximum amount of interest which may be contracted for, charged or received with respect to the loan evidenced hereby under applicable law for the actual period time of such loan is outstanding.

3.           Prepayment. PROVIDED THAT THERE SHALL BE NO EVENT OF DEFAULT (AS HEREINAFTER DEFINED) OUTSTANDING UNDER THIS NOTE, THE MORTGAGE OR ANY OF THE LOAN DOCUMENTS, THE OUTSTANDING BALANCE OF THE PRINCIPAL SUM SHALL BE PRE-PAYABLE AT ANY TIME ON THIRTY (30) DAYS NOTICE TO HOLDER, IN WHOLE OR IN PART, PROVIDED THAT SUCH PREPAYMENT SHALL BE ACCOMPANIED BY A SUM OF MONEY (THE “PREPAYMENT PREMIUM") EQUAL TO ALL INTEREST AT THE INTEREST RATE ON THE ENTIRE PRINCIPAL SUM, THAT WOULD HAVE ACCRUED, ABSENT PREPAYMENT, ON THE PRINCIPAL SUM PREPAID BY BORROWER THROUGH SEPTEMBER 1, 2008, WITH A CREDIT FOR ALL INTEREST RECEIVED AT THE NOTE RATE, THUS GUARANTEEING TO HOLDER SIX (6) FULL MONTHS OF INTEREST UNDER THIS NOTE ON THE ENTIRE PRINCIPAL SUM.

SUCH PREPAYMENT PREMIUM SHALL BE PAID WHETHER THE PREPAYMENT IS VOLUNTARY OR INVOLUNTARY, INCLUDING ANY PREPAYMENT AFFECTED BY THE ACCELERATION PROVISIONS CONTAINED IN THE NOTE OR THE MORTGAGE. PROVIDED, HOWEVER, IF SUCH PREPAYMENT PREMIUM CONSTITUTES INTEREST UNDER APPLICABLE LAW, THE AMOUNT OF SUCH PREPAYMENT PREMIUM WILL BE REDUCED TO AN AMOUNT WHICH, WHEN ADDED TO ALL OTHER AMOUNTS WHICH CONSTITUTE INTEREST UNDER APPLICABLE LAW, WILL NOT EXCEED THE MAXIMUM AMOUNT OF INTEREST WHICH MAY BE CONTRACTED FOR, CHARGED OR RECEIVED WITH RESPECT TO THE LOAN EVIDENCED HEREBY UNDER APPLICABLE LAW FOR THE ACTUAL PERIOD TIME OF SUCH LOAN IS OUTSTANDING.

4.           Default.

4.1           Events of Default. The failure to make any payment when due in accordance with the terms of this Note (after a ten day grace period following written notice by the Lender, except that there shall be no grace period for the payment due on the Maturity Date), or the occurrence of any Event of Default under any of the Loan Documents shall constitute an "Event of Default" under this Note.

4.2           Remedies. Upon the occurrence of an Event of Default: (a) interest shall accrue hereunder at the Default Rate (as hereinafter defined), (b) Lender may, at its option and without notice (such notice being expressly waived, except as required bylaw), declare and demand this Note immediately due and payable and (c) Lender may pursue all rights and remedies available hereunder or under the Deed of Trust or any of the Loan Documents. Lender's rights, remedies and powers, as provided in this Note, the Deed of Trust and the Loan Documents are cumulative and concurrent, and may be pursued singly, successively or together against Borrower, the Property or any guarantor of the indebtedness evidenced hereby or any other collateral security given at anytime to secure the payment hereof, all at the sole discretion of Lender. Additionally, Lender may resort to every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Lender's sole discretion. Failure of Lender, for any period of time or on more than one occasion, to declare and demand this Note immediately due and payable shall not constitute a waiver of the right to exercise the same at any time from and after any Event of Default.

4.3           Costs of Collection. Borrower agrees to pay all costs and expenses of collection incurred by Lender, in addition to principal and interest (including, without limitation, reasonable attorneys' fees and disbursements), and including all costs and expenses incurred in connection with the pursuit by Lender of any of its rights or remedies hereunder or under the Deed of Trust or any of the Loan Documents or the protection of or realization of collateral or in connection with any of Lender's collection efforts, whether or not any action or proceeding on this Note, the Deed of Trust or any of the Loan Documents or any foreclosure proceeding is filed, all such costs and expenses being payable on demand, together with interest at the Default Rate thereon and being secured by the Deed of Trust and the Loan Documents.

4.4           Default Rate and Late Charges. After the occurrence of any Event of Default or after maturity, whether by acceleration or otherwise, this Note shall bear interest at the Default Rate (the "Default Rate") on the outstanding balance of the Principal Sum for each month, or any fraction thereof, computed from said date of maturity to the date of actual repayment. The Default Rate shall be a rate of interest equal to eighteen (18%) percent per annum Lender may collect a late payment fee not to exceed an amount equal to ten percent (10%) of any periodic payment not received within five (5) days of the date such payment is due and payable, said charge constituting liquidated damages, to be assessed from the date upon which such payment was due and payable, and being payable upon demand. Interest shall continue to accrue at the Default Rate (including following the entry of a judgment in favor or Lender) until payment full of all sums due under this Note, the Deed of Trust or any of the Loan Documents. In addition, Borrower shall pay to Lender the sum of $50.00 for any payment which is returned for any reason by Borrower's bank unpaid. If Borrower remits any payment to Lender under this Note, the Deed of Trust or the Loan Documents which is returned for any reason by Borrower's bank unpaid, Lender, may, in its sole and absolute discretion, require Borrower to remit all future payments due under this Note, the Deed of Trust or the Loan Documents in the form of a certified or cashier's check made payable to Lender.

5.           GOVERNING LAW: SEVERABILITY. THE PARTIES HAVE ELECTED TO RAVE THIS NOTE AND THEIR RIGHTS AND OBLIGATIONS HEREUNDER CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW JERSEY UNDER NEW JERSEY COMMERCIAL LAW, WITHOUT REGARD TO ANY CONFLICTS OF LAWS OR RELATED PRINCIPLES, EXCEPT THAT THE LAW OF THE SITE OF THE PREMISES SHALL APPLY TO THE CREATION, PERFECTION AND PRIORITY OF LIEN AND SECURITY INTERESTS AND TO ANY FORECLOSURE, TRUSTEE'S SALE, APPOINTMENT OF A RECEIVER OR OTHER REMEDY WITH RESPECT TO THE PREMISES. THE INVALIDITY, ILLEGALITY OR UNENFORCEABILITY OF ANY PROVISION OF THIS NOTE SHALL NOT AFFECT OR IMPAIR. THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THE REMAINDER OF THIS NOTE, AND TO THIS END, THE PROVISIONS OF THIS NOTE ARE DECLARED TO BE SEVERABLE.

6.           Waivers. Without limiting any other provisions of the Deed of Trust or the Loan Documents, Borrower, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, legal representatives, successors and assigns, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, except as expressly provided herein or in the Deed of Trust or any of the Loan Documents, and in connection with any suit, action or proceeding brought by Lender on this Note, any and every right it may have to (a) a trial by jury, (b) interpose any counterclaim therein (other than a counterclaim which can only be asserted in a suit, action or proceeding brought by Lender on this Note and cannot be maintained in a separate action), and (c) have the same consolidated with any other or separate suit, action or proceeding, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender. Borrower, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that maybe granted by Lender with respect to the payment or other provisions of this Note, and to the release of any maker, endorsers, guarantors or sureties, and their heirs, legal representatives, successors and assigns, and of any collateral given to secure the payment hereof or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties and their heirs, legal representatives, successors and assigns, may become parties hereto without notice to Borrower or to any endorser, guarantor or surety and without affecting the liability of any of them.

7.           Application of Payments. Each and every payment made by Borrower to Lender in accordance with the terms of the Deed of Trust and the Loan Documents and all other proceeds received by Lender, with respect to the indebtedness evidenced hereby, shall be applied as follows: (a) first  if applicable in accordance with the terms of this Note, to interest at the Default Rate or other premiums and other sums payable hereunder or under the Deed of Trust or any of the Loan Documents (other than pursuant to subdivisions (b) or (c) of this Section 7), (b) second, to all interest at the Interest Rate which shall be due and payable under this Note, and (c) third, in reduction of the outstanding balance of the Principal Sum, or in such other order and priority as determined by Lender in its sole discretion. To the extent that Borrower makes a payment or Lender receives any payment or proceeds for Borrower's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the obligations of Borrower hereunder intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Lender.

8.           Miscellaneous.

8.1.           Amendments. This Note may not be terminated or amended orally, but only by a termination or amendment in writing signed by Lender.

8.2.           Usury. It is the intention of Borrower and Lender to conform strictly to the usury and other laws relating to interest from time to time in force, and all agreements between Borrower and Lender, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by demand hereunder or otherwise, shall the amount paid or agreed to be paid to Lender, or collected by Lender for the use, forbearance or detention of the money to be loaned hereunder, or for the payment or performance of any covenant or obligation contained herein or in the Loan Documents or in any other agreement given to secure the loan obligations or in any other document evidencing, securing or pertaining to the loan obligations, exceed the maximum amount of interest allowable under applicable law (the "Maximum Amount"). If under any circumstances whatsoever fulfillment of any provision hereof or the Loan Documents, at the time performance of such provision shall be due, shall involve transcending the Maximum Amount, then ipso_ s facto, the obligation to be fulfilled shall be reduced to the Maximum Amount. For the purposes of calculating the actual amount of interest paid and or payable, in respect of laws pertaining to usury or such other laws, all sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the exteni permitted by applicable law, be amortized, allocated and spread fromthe date of disbursement ofthe proceeds thereof until payment in full of the loan obligations, so that the actualrate ofinterest on account thereof is uniform throughout the term hereof. If under any circumstances Lender shall ever receive an amount deemed interest by applicable law, which would exceed the Maximum Amount, such amount that would be excessive interest under applicable usury laws shall be deemed a payment in reduction of the principal amount owing under this Note and shall be so applied to principal and not to the payment of interest, or if such excessive interest shall be deemed to have been a payment made by mistake and shall be refunded to Borrower or to any other person making such payment on Borrower's behalf

8.3.           No Joint Venture. Borrower and Lender intend that the relationship created under this Note be solely that of debtor and creditor. Nothing herein in the Deed of Trust or the Loan Documents is intended to create nor shall it create a joint venture, partnership, tenancy in common, or joint tenancy relationship between Borrower and Lender or render Lender in any way responsible for the debts or losses of Borrower.

8.4.           Captions. The captions of the Sections of this Note are for convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

8.5.           Notices. Notices shall be given under this Note in conformity with the terms and conditions of the Deed of Trust.

8.6           Joint and Several Obligations. The obligations of Borrower under this Note shall be joint and several obligations of Borrower and of each Borrower, if more than one, and of each Borrower's heirs, personal representatives, successors and assigns. The filing of a petition (the "Petition") under Chapter 11 of the United States Code (the “Bankruptcy Code"), whether voluntary or involuntary, shall not stay or in any manner abridge or interfere with the right of Lender to proceed against any Borrower not subject to such Petition.

8.7           Time of Essence. Time is of the essence of this Note and the performance of each of the covenants and agreements on Borrower's part to be performed hereunder.

8.8           No Waiver by Lender. Neither the exercise of any provision hereof nor the delay in asserting any right granted to Lender (including the acceptance of past due payments) shall be construed as a waiver by Lender of the right to accelerate the indebtedness evidenced hereby as above provided or to pursue any other remedies available under this Note, the Deed of Trust or under any other security document nor shall the exercise of any single or partial exercise of any right, power, privilege or remedy preclude any further exercise thereof Any waiver hereunder shall be valid and enforceable only if in writing and signed by the party against whom enforcement is sought, and then only to the extent therein set forth. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law and may be exercised singly or concurrently. No executory agreement unless in writing and signed by Lender, and no course of dealing between Borrower, the endorser(s) or guarantor(s) hereof; or any of them, shall be effective to change or modify or discharge, in whole or in part, this Note.

    In the event Lender shall advance or cause to be advanced any amounts to or for the benefit of Borrower, on account of insurance premiums, real estate or other taxes, assessments or governmental charges or on account of any other matter which, 'in the sole discretion of Lender is necessary or desirable to sustain the lien ofthe Deed of Trust or protect any collateral securityheld by Lender or the Borrower's assets, including, but not limited to, payments to avoid the filing of any lien on any of Borrower's assets and/or payments to discharge any such lien, the same shall be deemed a part of the principal Sum and shall bear interest at the interest Rate until paid in full.

8.9          Obligations. Borrower acknowledges that this Note and Borrower's amounts owing, or any portion thereof, or to enforce, foreclose and realize upon the liens and security interests created by the Deed of Trust and any other security document.

8.10.   Use of Funds. Borrower hereby warrants, represents and covenants that no funds disbursed hereunder shall be used for personal family or household purposes.

9.           Participations. Lender, at anytime and without the consent of Borrower, may grant and to the loan obligations, this Note and the Deed of Trust, any guaranties given in connection with the loan obligations and any collateral given to secure the loan obligations.

10.           Venue: Service of Process. All actions of proceedings arising in connection with this Note shall be tried and litigated in state or federal courts located in the State of Texas, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy.

11.           Jury Trial Waiver. BORROWER, AND LENDER BY ITS ACCEPTANCE OF THIS NOTE, HEREBY WANE THEIR RESPECTIVE RIGHTS TO ATRIAL BY JURY IN ANY ACTION ORPROCEEDING BASED UPON, ORRELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY. AND VOLUNTARILY MADE BY BORROWER AND BY LENDER, AND BORROWER ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT BORROWER AND LENDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS NOTE AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

12.           First Three Month Option To Extend. Provided that (i) Borrower is not in default under the terms of this Note or any of the other Loan Documents, (ii) Borrower has furnished all of the information and documentation Borrower is required to furnish to Lender pursuant to the Note and any security documents given to Lender in connection therewith, (iii) Borrower has funded the interest reserves as defined in the Cash Collateral and Interest Reserve Agreement, dated as of the date hereof (the "Interest Reserve Agreement"), for such three (3) month period prior to the exercise of such option, (iv) Borrower has paid to Lender an extension fee in an amount equal to Ninety-Five Thousand Dollars and No Cents ($95,000.00) (the "First Term Extension Fee"), and (v) Borrower has elected to extend the Maturity Date by written notice to Lender delivered not less than thirty (30) days and not more than ninety (90) days prior to the Maturity Date, then Borrower shall have the option to extend the term of the Note for an additional three (3) month period ending on May 31, 2009 (the "First Extension Term") on the following conditions:

12.1           The interest rate payable during the First Extension Term (the "First Extension Term Interest Rate") shall be a floating rate of interest equal to the greater of (i) 16.00% per annum or (ii) the Floating Prime Rate as announced in the Wall Street Journal plus 775 basis points, adjusted for each change in the Prime Rate. Monthly payments during the First Extension Term will be calculated to consist of payments of interest only. Interest during the First Extension Term shall be calculated on the basis of a 360 day year based on the actual number of days the Loan is outstanding between receipt of payments. The amount of the last payment, whether by prepayment or otherwise, may vary depending on the amount of interest actually accrued between each payment. In the event Borrower shall have properly elected to extend the Maturity Date for the First Extension Term, this Note shall mature on May 31, 2009 (the "First Extension Maturity Date"). The obligation to pay the Exit Fee shall apply during the First Extension Term.

12 (a) Second Three Month Option To Extend. Provided that (i) Borrower is not in default under the terms of this Note or any of the other Loan Documents, (ii) Borrower has furnished all of the information and documentation Borrower is required to furnish to Lender pursuant to the Note and any security documents given to Lender in connection therewith, (iii) Borrower has funded the interest reserves as defined in the Interest Reserve Agreement for such three (3) month period prior to the exercise of such option, (iv) Borrower has paid to Lender an extension fee in an amount equal to Ninety-Five Thousand Dollars and No Cents ($95,000.00) (the "Second Term Extension Fee"), and (v) Borrower has elected to extend the Maturity Date by written notice to Lender delivered not less than thirty (30) days and not more than ninety (90) days prior to the First Extension Term Maturity Date, then Borrower shall have the option to extend the term of the Note for an additional three (3) month period ending on August 31, 2009 (the "Second Extension Term") on the following conditions:

12.(a)(1)                      The interest rate payable during the Second Extension Term (the "Second Extension Term Interest Rate") shall be a floating rate of interest equal to the greater of (i) 16.00% per annum or (ii) the Floating Prime Rate as announced in the Wall Street Journal plus 875 basis points adjusted for each change in the Prime Rate. Monthly payments during the Second Extension Term will be calculated to consist of payments of interest only. Interest during the Second Extension Term shall be calculated on the basis of a 360 day year based on the actual number of days the Loan is outstanding between receipt of payments. The amount of the last payment, whether by prepayment or otherwise, may vary depending on the amount of interest actually accrued between each payment. In the event Maker shall have properly elected to extend the First Extension Maturity Date for the Second Extension Term, this Note shall mature on August 31, 2009 (the "Second Extension Maturity Date"). The obligation to pay the Exit Fee shall apply during the Second Extension Term.

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IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be executed by its duly authorized representative as of the day and year first above written.

WN TRUCK STOP, LLC
a Texas limited liability company

/s/ Dennis McLaughlin
Name: Dennis McLaughlin
Title: Chief Executive Officer
and Authorized Representative
of Earth Biofuels, Inc. Member